                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 18, 2006

                              --------------------

                               CEPTOR CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                    333-105793                 11-2897392
         --------                    ----------                 ----------
(State or Other Jurisdiction        (Commission                (IRS Employer
    of Incorporation)               File Number)            Identification No.)

 200 International Circle, Suite 5100, Hunt Valley, Maryland          21030
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        (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (410)527-9998
                                                           -------------

                                       N/A
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03 CREATION OF A DIRECT  FINANCIAL  OBLIGATION OR AN OBLIGATION  UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The  information  reported in Item 3.02 is  incorporated  by reference into this
Item 2.03.

ITEM 3.02 SALE OF UNREGISTERED EQUITY SECURITIES

In our Current  Report on Form 8-K filed June 7, 2006, we described the material terms and  conditions of an offering of our one-year 6%  convertible  promissory notes (the "Notes").  On July 18, 2006, we sold an aggregate principal amount of
$1,075,000  of Notes and issued  five-year  warrants to purchase an aggregate of
5,666,666  shares of common stock,  par value  $0.0001 per share,  at an initial exercise  price of $0.30  per  share.  The sale is part of an  offering  only to
"accredited investors" (as defined in Rule 501 (a) of Regulation D under Section
4(2) of the  Securities  Act of 1933,  as  amended)  of  Notes in the  aggregate principal amount of up to $6,000,000. Accordingly, as of July 18, 2006, together with the prior closing, an aggregate of $2,575,000 of Notes are outstanding.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits

Exhibit No.         Description
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  1.1               Placement Agency Agreement (incorporated herein by reference to Exhibit 1.1 to the Company's  Current  Report on Form 8-K
                    filed with the SEC on June 2, 2006).

  4.1               Form  of  Subscription  Agreement  (incorporated  herein  by reference to Exhibit 4.1 to the Company's  Current Report on
                    Form 8-K filed with the SEC on June 2, 2006).

  4.2               Form  of  6%  Convertible  Note   (incorporated   herein  by
                    reference to Exhibit 4.2 to the Company's  Current Report on
                    Form 8-K filed with the SEC on June 2, 2006).

  4.3               Form of Common Stock Purchase Warrant  (incorporated  herein by reference to Exhibit 4.3 to the Company's  Current Report on Form 8-K filed with the SEC on June 2, 2006).

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CEPTOR CORPORATION

Date:  July 24, 2006
                                        By:  /s/ William H. Pursley
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                                            William H. Pursley
                                            Chairman and Chief Executive Officer